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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


      Current Report Pursuant to Section 13 or 15(d) of the Securities Act
                                     of 1934


                Date of Report (Date of Earliest Event Reported)
                                November 20, 2001

                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                           1-11656                  42-1283895
   --------                           -------                  ----------
(State or other                  (Commission File           (I.R.S. Employer
jurisdiction of                       Number)            Identification Number)
incorporation)

                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.           OTHER EVENTS

     On November 20, 2001, General Growth Properties, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, proforma financial information and exhibits filed as a part of this report:

     (a), (b) Not applicable.

     (c)  Exhibits.

See Exhibit Index attached hereto and incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENERAL GROWTH PROPERTIES, INC.



                                           By:  /s/  Bernard Freibaum
                                           -------------------------------
                                           Bernard Freibaum
                                           Executive Vice President and
                                           Chief Financial Officer

                                              Date:  November 20, 2001



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                                  EXHIBIT INDEX

Exhibit                                                                    Page
Number                                Name                                Number

   99.1    Press release of General Growth Properties, Inc. dated November 20,
           2001.